UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2004

VITAL IMAGES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-22229

(Commission File Number)

42-1321776

(IRS Employer Identification No.)

3300 Fernbrook Lane N., Suite 200, Plymouth Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 852-4100

Item 5. Other Events.

On January 8, 2004, Vital Images, Inc. issued a press release announcing the acquisition of HInnovation.  A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                 A copy of the press release commenting on the financial results for the fourth quarter and for the year ended December 31, 2003, issued by Vital Images, Inc. on January 8, 2004, is being furnished as an exhibit to this Form 8-K.

99.2                 A copy of the press release announcing the acquisition of HInnovation, issued by Vital Images, Inc. on January 8, 2004, is being furnished as an exhibit to this Form 8-K.

Item 12. Results of Operations and Financial Condition.

On January 8, 2004, Vital Images, Inc. issued a press release commenting on the financial results for the fourth quarter and for the year ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VITAL IMAGES, INC.

January 8, 2004	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and
Vice President-Finance
(Chief Financial Officer)